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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



Date of Report                                                    MARCH 21, 2000
(Date of earliest event reported)


                      BANKILLINOIS FINANCIAL CORPORATION
            (Exact name of Registrant as specified in its charter)


                                   DELAWARE
               (State or other jurisdiction of incorporation)


      33-90342                                         37-1338484
(Commission File Number)                 (I.R.S. Employer Identification Number)



100 W. University Ave., Champaign, Illinois                          61820-4028
  (Address of principal executive offices)                           (Zip Code)



                                 (217) 351-6500
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER INFORMATION

     On March 21, 2000, the Registrant's stockholders approved the previously announced proposal to merge the Registrant, along with First Decatur Bancshares, Inc., with and into Main Street Trust, Inc., a newly organized bank holding company ("Main Street"). The terms of the merger call for the Registrant's stockholders to receive one share of Main Street common stock, $0.01 par value per share, for each share of the Registrant's common stock that they currently own.

     The merger is scheduled to close on March 23, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)   Financial Statements of Business Acquired.

           None.

     (b)   Pro Forma Financial Information.

           None.

     (c)   Exhibits.

           None.
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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BANKILLINOIS FINANCIAL CORPORATION


Dated: March 23, 2000                     By: /s/ Van A. Dukeman
                                              ------------------------------
                                              Van A. Dukeman
                                              President